UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2026

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

ePlus inc. (“we,” “our,” or “ePlus”) is filing this Current Report on Form 8-K (the “Form 8-K”), including Exhibit 99.1, solely to retrospectively recast certain financial information and related disclosures included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 22, 2025 (the “2025 Form 10-K”). This Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, will be incorporated by reference into our Form S-3 and Form S-8 registration statements on file with the SEC, as well as its other future filings, as we may determine. The information contained in this Form 8-K, including the retrospectively recast financial information and disclosures in Exhibit 99.1, is not an amendment to, or a restatement of, the 2025 Form 10-K.

As previously disclosed, on June 30, 2025, we completed the sale of 100% of the membership interests of Expo Holdings, LLC, a Delaware limited liability company and our wholly-owned subsidiary (“HoldCo”), to Marlin Leasing Corporation, a Delaware corporation (d/b/a PEAC Solutions) pursuant to the terms of the Membership Interest Purchase Agreement, dated June 20, 2025 (the “Sale Transaction”). By selling HoldCo, together with its U.S. subsidiaries, we sold our domestic financing business that comprised most of our financing business segment, which is a business that finances information technology equipment, software and related services for customers. We continue to own the international entities in the financing business. This divestiture positions us to focus on being a technology solutions provider and represents a strategic shift in our operations. As a result of the Sale Transaction, we determined that the domestic financing business that was sold met the definition of discontinued operations. We started presenting the domestic financing business as discontinued operations in our consolidated financial statements beginning with our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025, which was filed with the SEC on August 7, 2025.

This Form 8-K is being filed by us solely to retrospectively recast certain prior period financial information and related disclosures contained in the 2025 Form 10-K to present the operations of the domestic financing business as discontinued operations separately from our continuing operations. Included within Exhibit 99.1 to this Form 8-K and incorporated by reference herein are the following items of the 2025 Form 10-K, each recast to present the domestic financing business as discontinued operations in our consolidated financial information and certain related disclosures:

• Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
• Part II, Item 8. Financial Statements and Supplementary Data.

Except as specifically set forth in Exhibit 99.1 to retrospectively recast our prior financial results of the domestic financing business as discontinued operations, no revisions or updates are made to the 2025 Form 10-K to update for other information, developments or events that have occurred since the 2025 Form 10-K that was filed with the SEC, and, therefore, this Form 8-K does not reflect events occurring after such filing of the 2025 Form 10-K. This Form 8-K and Exhibit 99.1 should be read in conjunction with the 2025 Form 10-K and our subsequent filings with the SEC, including the Quarterly Reports on Form 10-Q for the periods ended June 30, 2025 and September 30, 2025. These subsequent SEC filings contain important information regarding events, risks, developments and updates affecting us and our expectations that have occurred since the filing of our 2025 Form 10-K.

Item 9.01
Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this report:

Exhibit No.	Exhibit Description
23	Consent of Deloitte & Touche LLP
99.1
Recast Sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

	By:	/s/ Elaine D. Marion

Elaine D. Marion
Chief Financial Officer

Date: January 26, 2026